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                                                                   EXHIBIT 10.12

                                 LOAN AGREEMENT



         This LOAN AGREEMENT, dated as of October 20, 1995 (the "Agreement"), is made by and among ProBusiness, Inc., a California corporation ("Borrower") with its principal office at 5934 Gibraltar Drive, Pleasanton, California 94588, and the persons listed in Exhibit A attached hereto (collectively referred to herein as "Lenders").


                               W I T N E S S E T H

         WHEREAS, Borrower desires to borrow funds, and Lenders desire to lend funds, for use as working capital on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

         1.       Debt Financing.

                  1.1 Promissory Notes. Each Lender severally agrees to make available to Borrower on the closing date the principal amount set forth opposite such Lender's name in Exhibit A attached hereto to be evidenced by a promissory note (collectively, the "Notes") the form of which is attached hereto as Exhibit B, for up to a total aggregate principal amount to be made available to Borrower by all Lenders of up to $2,500,000.

                  1.2 Interest; Payment of Interest. Interest on the outstanding principal amount of each Note issued hereby shall accrue at an interest rate of eight percent (8%) per annum or if less, the maximum rate permitted by applicable law. Borrower shall make quarterly payments to each Lender for the amount of accrued interest on the principal amount owed to such Lender under the Notes beginning on December 31, 1995.

                  1.3 Loan Term; Repayment Date. Subject to the terms and conditions herein, the provisions of this Agreement shall be in effect until three years from the date of this Agreement. Each Note executed under the provisions of this Agreement shall be due and payable at the earliest to occur (the "Repayment Date" with respect to such Note):

                           (a)      three years from the date of this Agreement;
or

                           (b)      at the option of Lender or the Borrower,
within thirty days after the closing of a public offering of the Company that triggers the conversion of the Company's outstanding Preferred Stock into the Company's Common Stock under the Company's Articles of Incorporation, as amended.

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On the Repayment Date, the then-outstanding principal balance and all accrued interest thereon shall be payable.

                  1.4 Payments. All payments to Lenders shall be payable at Lenders' address, set forth in Exhibit A attached hereto, or at such other place or places as Lenders may designate from time to time in writing to Borrower.

                  1.5 Prepayment. At anytime after one year from the date of this Agreement, Borrower may, at its option, prepay, in whole or in part, the then outstanding principal balance and accrued interest, if any, under this Agreement and related Notes without penalty. Such payment shall be credited to Borrower's account and interest will cease to accrue on such prepaid principal. Unless otherwise agreed, any prepayment shall be applied first to accrued interest due to the date of prepayment, and the remainder shall be applied to the then outstanding principal balance of the respective Notes.

         2. Warrants to Purchase Series E Preferred Stock. Subject to the terms and conditions hereinafter set forth and in consideration of a purchase price of $1.00, Borrower shall issue a warrant ("Warrant") to each Lender, entitling each Lender, upon surrender of the Warrant at the principal office of Borrower (or at such other place as Borrower shall notify Lender hereof in writing), to purchase from Borrower the value of fully paid and nonassessable shares of Series E Preferred Stock of the Company as is equal to twenty-five percent (25%) of the principal amount of each Note held by such Lender under this Agreement at an exercise price of $7.94 per share of Series E Preferred Stock, all as set forth in the form of Warrant attached hereto as Exhibit C. Each Warrant shall be subject to antidilution price protection, net exercise provisions and registration rights and shall be substantially in the form set forth in Exhibit C, attached hereto and made a part hereof.

         3.       Closing Date; Delivery.

                  3.1 Closing Date. The closing of the execution of this Agreement and the issuance of the Notes and Warrants hereunder shall be held at the offices of Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050 at 5:00 p.m., local time, on October 20, 1995 (the "Closing") or at such other time and place upon which Borrower and the Lenders shall agree (the date of the Closing is hereinafter referred to as the "Closing Date").

                  3.2 Delivery. At the Closing, the Company will deliver to each Lender an executed counterpart of this Agreement together with a Note and Warrant, issued in such Lender's name, evidencing the principal amount borrowed from such Lender by Borrower and the number of shares of Series E Preferred Stock to be issued to Lender upon exercise of the Warrant as set forth beside such Lender's name on Exhibit A, against delivery of an executed counterpart of this Agreement, together with payment of the principal amount plus $1.00, the purchase price of the Warrant, by check payable to Borrower or wire transfer per Borrower's instructions.


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                  3.3      Subsequent Closings. If less than $2,500,000 is made
available to the Company by Lenders on the Closing Date, then, subject to the terms and conditions of this Agreement, the Company may issue additional promissory Notes at subsequent closings evidencing up to the balance of the $2,500,000 not made available to the Company by Lenders to such persons as the Company may determine with the same terms and conditions as the Notes issued pursuant to this Agreement. Any such issuance shall be on the same terms and conditions as those contained in the Agreement and such persons shall become parties to the Agreement and that certain Registration Rights Agreement dated as of December 1, 1989 as amended (the "Registration Rights Agreement") and shall have the rights and obligations of the Purchasers as defined thereunder, subject to the Sixteenth Amendment to the Registration Rights Agreement (the "Sixteenth Amendment") attached hereto as Exhibit D. A copy of the Registration Rights Agreement is attached hereto as Exhibit E.

         4.       Representations and Warranties of Borrower.

         Borrower hereby represents and warrants to Lenders as of the Closing Date as follows:

                           (a)      Organization and Standing; Articles of
Incorporation and Bylaws. Borrower is a corporation duly organized and existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. Borrower has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. Borrower is not presently qualified to do business as a foreign corporation in any jurisdiction, and the failure to be so qualified would not have a material adverse effect on Borrower's business as now conducted. Borrower has furnished to Lenders or their special counsel upon request copies of its Articles of Incorporation, as amended, and Bylaws, as amended. Said copies are true, correct and complete and contain all amendments through the Closing Date.

                           (b)      Corporate Power. Borrower will have at the
Closing Date all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Notes and Warrants hereunder, to issue the Series E Preferred Stock and Common Stock issuable upon conversion of the Warrants and Series E Preferred Stock, respectively (collectively, referred to as "Underlying Securities") and to carry out and perform its obligations under the terms of this Agreement.

                           (c)      Subsidiaries. Borrower has no subsidiaries
or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

                           (d)      Capitalization. The authorized capital stock
of Borrower consists of 20,000,000 shares of Common Stock, par value $.01 per share, 19,262 of which are issued and outstanding as of the Closing Date, and 6,000,000 shares of Preferred Stock with par value, $.01 per share (the "Preferred"), 1,500,000 of which have been designated Series A Preferred Stock (the "Series A Preferred"), of which 920,000 are issued and outstanding as of the Closing Date, 1,500,000


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of which have been designated Series B Preferred Stock (the "Series B
Preferred"), of which 919,400 are issued and outstanding as of the Closing Date, 1,500,000 of which have been designated Series C Preferred Stock (the "Series C Preferred"), of which 260,785 are issued and outstanding as of the Closing Date, 500,000 which have been designated Series D Preferred Stock (the "Series D Preferred"), of which 300,000 are issued and outstanding as of the closing date, and 500,000 of which have been designated Series E Preferred stock (the "Series E Preferred"), 213,116 of which are issued and outstanding immediately before the Closing Date. No other series of Preferred Stock has been designated. The outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable. The Borrower has reserved 78,715 shares of Series E Preferred for issuance upon the exercise of the Warrants hereunder, 151,430 shares of Common Stock for issuance upon conversion of the Series E Preferred to be issued upon the exercise of such Warrants hereunder, 9,446 shares of Series E Preferred Stock for issuance upon the exercise of a warrant issued to Silicon Valley Bank ("SVB"), 18,892 shares of Common Stock for issuance upon the conversion of the Series E Preferred to be issued upon the exercise of SVB's warrant, 426,232 shares of Common Stock for issuance upon the conversion of the outstanding Series E Preferred, 600,000 shares of Common Stock for issuance upon the conversion of the Series D Preferred, 521,570 shares of Common Stock for issuance upon conversion of the Series C Preferred, 1,838,800 shares of Common Stock for issuance upon conversion of the Series B Preferred, 1,840,000 shares of Common Stock for issuance upon conversion of the Series A Preferred, and, as of June 30, 1995, excluding options that have been exercised as of October 20, 1995, 1,013,062 shares of Common Stock for issuance upon exercise of options granted and 391,892 shares of Common Stock for issuance upon exercise of options not yet granted under Borrower's 1989 Stock Option Plan. The Series E Preferred Stock to be issued upon the exercise of the Warrants hereunder shall have the rights, preferences, privileges and restrictions set forth in Borrower's Articles of Incorporation, as amended, (the "Articles"). Other than options granted or to be granted pursuant to Borrower's 1989 Stock Option Plan and a warrant issued to SVB, there are no options, warrants or other rights, including convertible debentures or notes, granted or issued by or binding upon Borrower to purchase any of Borrower's authorized and unissued Common Stock or Preferred Stock, except the Board of Directors has approved an increase in the number of shares to be issued under the Company's 1989 Stock Option Plan by 147,793 shares.

                           (e)      Authorization. All corporate action on the
part of Borrower, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement, the Notes and the Warrants by Borrower and the performance of all of Borrower's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement and the Notes, when executed and delivered by the Borrower, shall constitute a valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Warrant and Underlying Securities, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will have the rights, preferences and privileges described in the Articles. The Underlying Securities have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Articles, will be validly issued, fully paid and nonassessable;


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and, the Underlying Securities will be free of any liens or encumbrances, assuming Lenders take the Underlying Securities with no notice thereof, and other than any liens or encumbrances created by or imposed upon the holders through no action of Borrower; provided, however, that the Underlying Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein. The Notes, Warrants and the Underlying Securities are not subject to any preemptive rights or rights of first refusal.

                           (f)      Financial Statements. Borrower has delivered
to each Lender Borrower's audited financial statements for the twelve-month periods ending June 30, 1994 and June 30, 1995 (the "Financial Statements"), which are complete and correct in all material respects and to the best of the Borrower's knowledge were prepared in accordance with generally accepted accounting principles applied on a consistent basis. The Financial Statements accurately set out and describe the financial condition and operating results of Borrower as of the respective dates and for the respective periods indicated.

                           (g)      Employees. To the best of Borrower's
knowledge, no employee of Borrower is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of such employee with Borrower or any other party because of the nature of the business conducted or to be conducted by Borrower. Each employee of Borrower with access to confidential or proprietary information has executed an Employee Confidential Information Agreement in a form substantially similar to the agreement attached hereto as Exhibit F.

                           (h)      Governmental Consent, etc. No consent,
approval or authorization of or designation, declaration or filing with any governmental authority on the part of Borrower is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Notes, Warrants and the Underlying Securities, or the consummation of any other transaction contemplated hereby, except the qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Notes, Warrants and the Underlying Securities under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner.

                           (i)      Brokers or Finders; Other Offers. Borrower
has not incurred, and will not incur, directly or indirectly, as a result of any action taken by Borrower, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

                           (j)      No Material Liabilities. Borrower has no
material liabilities or obligations, other than: (a) liabilities and obligations disclosed in the Financial Statements (including, without limitation, the Company's borrowings pursuant to the Loan Agreement between the Company and Silicon Valley Bank dated January 13, 1995 for up to a maximum principal amount of $1,500,000) (b) liabilities incurred in the ordinary course of business; (c) obligations under contracts and commitments incurred in the ordinary course of business and not required under


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generally accepted accounting principles to be reflected in the Financial
Statements; (d) leases for operating headquarters and branches of Borrower; and
(e) any other obligations which are not in any case material to the financial condition or operating results of Borrower.

                           (k)      Registration Rights. Except as provided in
the Registration Rights Agreement, as amended, and the Registration Rights Agreement dated January 13, 1995 between the Company and SVB, Borrower is not obligated to register under the Securities Act of 1933, as amended (the "Securities Act") any of its presently outstanding securities or any of its securities that may subsequently be issued.

                           (l)      Use of Proceeds. Borrower's use of the
proceeds of the principal amounts made available to Borrower by Lenders pursuant to this Agreement are, and will continue to be, legal and proper corporate uses, and such uses are and will continue to be consistent with all applicable laws and statutes, as in effect from time to time.

         5.       Representations and Warranties of Lenders

         Each Lender hereby represents and warrants to Borrower with respect to its purchase of the Notes, Warrants and Underlying Securities as follows:

                  5.1      Investment Representations and Covenants of Lenders.

                           (a)      This Agreement is made by Borrower with
Lender in reliance upon such Lender's representations and covenants made in this
Section 4, which by its execution of this Agreement Lender hereby confirms. Lender represents that the Notes, Warrants and Underlying Securities issuable upon conversion of the Warrants to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting any participation in or otherwise distributing the same. Lender further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants.

                           (b)      Lender understands and acknowledges that the
offering and issuance of the Notes, Warrants and Underlying Securities issuable upon conversion of the Warrants pursuant to this Agreement will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt pursuant to
Section 4(2) of the Securities Act, and that Borrower's reliance on such exemption is predicated on Lenders' representations set forth herein.

                           (c)      Lender covenants that in no event will it
make any disposition of any of the Underlying Securities issuable upon conversion of the Warrants, except in accordance with the Registration Rights Agreement. Lender further covenants that it will not make any sale, transfer or


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other disposition of the Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants in violation of the Securities Act, the Securities and Exchange Act of 1934 (the "Securities Exchange Act"), or the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

                           (d)      Lender represents that it is experienced in
evaluating companies similar to Borrower, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in Borrower, has the ability to bear the economic risks of the investment and is an "accredited investor" as defined by Regulation D promulgated under the Securities Act of 1933, as amended.

                           (e)      Lender acknowledges and understands that the
Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants, must be held indefinitely unless it is subsequently registered under the Securities Act or an exemption from such registration is available, and that, except as otherwise provided in the Registration Rights Agreement, Borrower is under no obligation to register either the Notes, Warrants or Underlying Securities.

                           (f)      Lender acknowledges that it has reviewed a
copy of Rule 144 promulgated under the Securities Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. Lender understands that before the Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants may be sold under Rule 144, the following conditions must be fulfilled: (i) certain public information about Borrower must be available, (ii) the sale must occur at least two years after Lender purchased and paid for the Notes, Warrants, and Underlying Securities issuable upon conversion of the Warrants (iii) the sale must be made in a broker's transaction and (iv) the number of shares of securities sold must not exceed certain volume limitations. Lender understands that the current information referred to above is not now available and Borrower has no present plans to make such information available.

                           (g)      Lender acknowledges that in the event the
applicable requirements of Rule 144 are not met, registration under the Securities Act, compliance with the Commission's Regulation A or another exemption from registration will be required for any disposition of its securities. Lender understands that although Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

                           (h)      Lender represents that one or more of the
following criteria are applicable to such Lender:

                                    (1)      Lender is a director or executive
officer of Borrower, or


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                                    (2)      Lender is a natural person who has
a net worth or joint net worth with the Lender's spouse exceeding $1,000,000 at the time of purchase; or

                                    (3)      Lender is a natural person who had
an individual income in excess of $200,000 in each of the two most recent years (or joint income with Lender's spouse in excess of $300,000 in each of the two most recent years) and who reasonably expects an income in excess of such amount in the current year; or

                                    (4)      Lender is either (i) a bank as
defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual capacity or fiduciary capacity as trustee; (ii) an insurance company as defined in Section 2(13) of the Securities Act; (iii) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Act; (iv) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; (v) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees if such plan has total assets in excess of $5,000,000; (vi) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or (vii) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or is a self-directed plan, with investment decisions made solely by persons that are accredited investors; or

                                    (5)      Lender is a private business
development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

                                    (6)      Lender is a not-for-profit
organization or other entity exempt from income tax under Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000; or

                                    (7)      Lender is a trust, with total
assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a "sophisticated person" as described in Rule 506(b)(2) of Regulation D; or

                                    (8)      Lender is an entity in which each
of the equity owners of such entity meets one of the qualifications set forth in
(1) through (7) above.

                  5.2 No Public Market. Lender understands that no public market now exists for any of the securities issued by Borrower and that it is unlikely that a public market will ever exist for Borrower's securities.


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                  5.3      Receipt of Information. Lender has received and
reviewed this Agreement and all exhibits hereto and the Investment Representation Statement. Lender and its counsel have had access to and an opportunity to review all documents and other materials requested of Borrower; Lender and its counsel have been given an opportunity to ask any and all questions of, and receive answers from, Borrower concerning the terms and conditions of the offering and to obtain all information it or they believe necessary or appropriate to evaluate the suitability of an investment in the Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants; and, in evaluating the suitability of an investment in the Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants, it and they have not relied upon any representations or other information (whether oral or written) other than as set forth in the documents and answers referred to above.

                  5.4 Authorization. This Agreement when executed and delivered by Lender will constitute a valid and legally binding obligation of Lender, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                  5.5 Brokers or Finders. Borrower has not, and will not, incur, directly or indirectly, as a result of any action taken by any Lender, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

                  5.6 Tax Advisors. Lender has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Lender is relying solely on such advisors and not on any statements or representations of Borrower or any of its agents and understands that it (and not Borrower) shall be responsible for Lender's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                  5.7 Investor Counsel. Lender acknowledges that it has had the opportunity to review this Agreement, the exhibits and the schedules attached hereto and the transactions contemplated by this Agreement with its own legal and investment counsel. Lender is relying solely on such counsel and not on any statements or representations of Borrower or any of its agents for legal or investment advice with respect to this investment or the transactions contemplated by this Agreement.

         6.       Events of Default; Remedies.

                  6.1 Events of Default. The occurrence of any one or more of the following events after the date of this Agreement shall constitute an "Event of Default":

                           (a)      Borrower fails to make timely payment of any
principal, interest, fees or other charges when due hereunder;


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

                           (b)      Any material warranty, representation or
other statement made to Lenders by Borrower hereunder proves to have been false or misleading in any material respect when made or furnished;

                           (c)      Borrower fails or neglects to perform, keep
or observe any other material term, provision, condition, covenant, warranty or representation contained in this Agreement, which is required to be performed, kept or observed by Borrower;

                           (d)      Borrower shall commence any proceeding or
other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, dissolution, liquidation, winding-up, composition or any other relief under the Bankruptcy Act, as amended, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing;

                           (e)      Borrower shall admit the material
allegations of any petition or pleading in connection with any such proceeding;

                           (f)      Borrower shall apply for, or consent to or
acquiesce in, the appointment of a receiver, conservator, trustee or similar officer for it or for all or a substantial part of its property;

                           (g)      Borrower shall make a general assignment for
the benefit of creditors; or

                           (h)      Borrower shall admit in writing its
inability to pay its debts as they mature.

                  6.2 Acceleration of the Obligations. Upon the occurrence of an Event of Default as above provided, all or any portion of the obligations due or to become due from Borrower to each Lender shall, at the option of each Lender, and without notice or demand by such Lender, become at once due and payable. Borrower will forthwith pay to each Lender, in addition to any and all sums and charges due, the entire outstanding principal balance and interest accrued thereon.

         7. Conditions to Closing of Lenders. Lender's obligations to purchase the Notes, Warrants and Underlying Securities issuable upon conversion of the Warrants at the Closing are, at the option of Lenders, subject to the fulfillment of the following conditions:

                  7.1 Representations and Warranties Correct. The representations and warranties made by Borrower in Section 4 hereof shall be true and correct in all material respects as of the Closing Date.


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                  7.2      Covenants. All covenants, agreements and conditions
contained in this Agreement to be performed by Borrower on or prior to the Closing Date shall have been performed or complied with in all material respects.

                  7.3 Compliance Certificate. Borrower shall have delivered to Lenders a certificate of Borrower in the form of Exhibit G hereto, executed by the President of Borrower, dated the Closing Date, and certifying, among other things, to the fulfillment of the conditions specified in Sections 7.1 and
7.2 of this Agreement.

                  7.4 Opinion of Borrower's Counsel. Lenders shall have received from Wilson, Sonsini, Goodrich & Rosati, P.C., counsel to Borrower, an opinion addressed to Lenders, dated the Closing Date, in substantially the form attached as Exhibit H.

                  7.5 Blue Sky. Borrower shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants.

                  7.6 Legal Matters. All material matters of a legal nature that pertain to this Agreement and the transactions contemplated hereby, shall have been reasonably approved by special counsel to Lenders.

                  7.7 Board of Directors. The Board of Directors of Borrower shall consist of the following persons: Thomas Sinton, Jane Sinton, Michael Hughes, Tom Roddy and Victor Long.

                  7.8 Registration Rights Agreement. Borrower and each Lender shall have entered into the Sixteenth Amendment to Registration Rights Agreement in substantially the form attached hereto as Exhibit D.

                  7.9 Promissory Notes. Borrower shall have executed and delivered a Note to each Lender evidencing the principal amount borrowed by Borrower from Lender, in the form substantially as set forth in Exhibit B hereto.

                  7.10 Warrants. Borrower shall have executed and delivered to each Lender a Warrant subject to the terms and provisions set forth in
Section 2 hereof and in the form substantially as set forth in Exhibit C attached hereto.

         8. Conditions to Closing of Borrower. Borrower's obligation to sell and issue the Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants pursuant to this Agreement is, at the option of Borrower, subject to the fulfillment as of the Closing Date of the following conditions:

                  8.1 Representations and Warranties. The representations and warranties made by Lenders in Section 5 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

                  8.2 Blue Sky. Borrower shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants.

                  8.3 Legal Matters. All material matters of a legal nature that pertain to this Agreement and the transactions contemplated hereby, shall have been reasonably approved by counsel to Borrower. At the time of the Closing, the purchase of the Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants shall be legally permitted by all laws and regulations to which each Lender and Borrower are subject.

                  8.4 Board Approval. All approvals of Borrower's Board of Directors necessary for performance of the transactions contemplated by this Agreement shall have been obtained.

                  8.5 Registration Rights Agreements. Borrower and each Lender shall have entered into the Sixteenth Amendment to Registration Rights Agreement in substantially the form attached hereto as Exhibit D.

         9. Affirmative Covenants of Borrower and Lenders. Borrower hereby covenants and agrees as follows:

                  9.1 Financial Information. Borrower will furnish to each Lender for so long as such Lender holds any Notes:

                           (a)      As soon as practicable after the end of each
fiscal year, and in any event within 120 days thereafter, consolidated balance sheets of Borrower and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of changes in financial position of Borrower and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of reputable standing selected by Borrower.

                           (b)      With reasonable promptness, such other
information and data with respect to Borrower and its subsidiaries, if any, as any such holder may from time to time reasonably request; provided, however, that Borrower shall not be obligated pursuant to this Section 9.1(b) to disclose or provide any information that it reasonably considers to be a trade secret or to contain confidential proprietary information.

                           (c)      So long as such Lender holds any Notes with
a principal amount outstanding of $250,000 or more, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of Borrower and in any event within 60 days thereafter, unaudited consolidated statements of income and consolidated statements of changes in financial condition of Borrower and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception of footnotes, all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial or accounting officer of Borrower.

                  9.2 Rights of Inspection. For so long as a Lender is eligible to receive reports under Section 9.1(c), such Lender shall also have the right, at Lender's expense, to visit and inspect any of the properties of Borrower and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as may be reasonably requested, provided that Borrower shall not be required at any time to disclose any manufacturing or trade secret or secret process or other data of a proprietary nature the disclosure of which Borrower reasonably believes may adversely affect its business, provided, further, that Borrower shall not be required at any time to disclose any customer data to any Lender or any transferee of a Lender, as provided in Section 9.3, engaged in a business similar to the business in which Borrower is engaged at such time, and provided, further, that Borrower shall not be required at any time to disclose any information or data that is classified by any governmental agency.

                  9.3 Assignment of Rights to Financial Information. The rights granted pursuant to Sections 9.1 and 9.2 may not be assigned or otherwise conveyed by a Lender or by any subsequent transferee of any such rights without the prior written consent of Borrower; provided, however, that a Lender may assign such rights to any transferee, other than a competitor of Borrower, and after giving notice to Borrower, who acquires any Notes with a principal amount outstanding of $250,000 or more.

                  9.4 Termination of Covenants. The covenants set forth in Sections 9.1, 9.2 and 9.3 shall terminate and be of no further force or effect at such time as Borrower is required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act.

         10. Subordination. To the extent there is any conflict between the provisions of this Section 10 and the other provisions of this Agreement, the provisions of this Section 10 shall control.

         (a) Each Lender hereby subordinates to Silicon Valley Bank ("Bank") any security interest or lien that Lender may have or in the future obtain in any property of Borrower. Notwithstanding any respective dates of attachment or perfection of the security interest of Lender and the security interest of Bank, the security interest of Bank in the property of Borrower shall at all times be prior to the security interest of Lender.

         (b) All indebtedness hereunder (the "Subordinated Debt") is subordinated in right of payment to all obligations of Borrower to Bank now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys' fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding (the "Senior Debt").

         (c) Lender will not demand or receive from Borrower (and Borrower will not pay to Lender) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Lender exercise any remedy with respect to any of Bank's collateral, nor will Lender commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, for so long as any portion of the Senior Debt remains outstanding. The foregoing notwithstanding, Lender shall be entitled to receive each regularly scheduled payment of interest that constitutes Subordinated Debt, provided that an event of default, as defined in the financing agreements between Borrower and Bank, has not occurred and is not continuing and would not exist immediately after such payment.

         (d) Lender shall promptly deliver to Bank in the form received (except for endorsement or assignment by Lender where required by Bank) for application to the Senior Debt any payment, distribution, security or proceeds received by Lender with respect to the Subordinated Debt other than in accordance with this Section 10.

         (e) In the event of Borrower's insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, the provisions of this Section 10 shall remain in full force and effect, and Bank's claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to Lender.

         (f) For so long as any of the Senior Debt remains unpaid, Lender irrevocably appoints Bank as Lender's attorney-in-fact, and grants to Bank a power of attorney with full power of substitution, in the name of Lender or in the name of Bank, for the use and benefit of Bank, without notice to Lender, to perform at Bank's option the following acts in any bankruptcy, insolvency or similar proceeding involving Borrower:

                  (i) To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Lender if Lender does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Bank elects, in its sole discretion, to file such claim or claims; and

                  (ii) To accept or reject any plan of reorganization or arrangement on behalf of Lender and to otherwise vote Lender's claims in respect of any Subordinated Debt in any manner that Bank deems appropriate for the enforcement of its rights hereunder.

         (g) This Section 10 shall remain effective for so long as Borrower owes any amounts to Bank. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Bank for any reason (including, without limitation, the bankruptcy of Borrower), this Section 10 and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Lender shall immediately pay over to Bank all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Lender, Bank may take such actions with respect to the Senior Debt as Bank, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect Bank's rights hereunder. Lender waives the benefits, if any, of California Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

         (h) The provisions of this Section 10 shall bind any successors or assignees of Lender and shall benefit any successors or assigns of Bank, and, if Borrower refinances a portion of the Senior Debt with a new lender, such new lender shall be deemed a successor of Bank for the purposes of this Section 10. This Section 10 is solely for the benefit of Lender and Bank and not for the benefit of Borrower or any other party.

         (i) The provisions of this Section 10 may be amended only by written instrument signed by Lender and Bank.

         (j) In the event of any legal action to enforce the rights of a party under this Section 10, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys' fees, incurred in such action.

         11.      Miscellaneous.

                  11.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California. The parties expressly stipulate that any litigation under this Agreement shall be brought in the state courts of the County of Santa Clara, California and in the United States District Court for the Northern District of California. The parties agree to submit to the jurisdiction and venue of those courts.

                  11.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by a Lender and the closing of the transactions contemplated hereby.

                  11.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants shall not be assignable without the consent of Borrower.

                  11.4 Entire Agreement; Amendment. This Agreement, the exhibits attached hereto and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated, on behalf of all holders, upon the written consent of Borrower and the holders of a majority of the Notes.

                  11.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Lender, to such Lender's address set forth in Exhibit A, or at such other address as the Lender shall have furnished to Borrower in writing, or (b) if to any other holder of any Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants, at such address as such holder shall have furnished Borrower in writing, or, until any such holder so furnishes an address to Borrower, then to and at the address of the last holder of such Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants who has so furnished an address to Borrower, or (c) if to Borrower, one copy should be sent to its address set forth at the beginning of this Agreement and addressed to the attention of the President of Borrower, or at such other address as Borrower shall have furnished to the Lenders.

                  Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

                  11.6 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any Notes, Warrants or Underlying Securities issuable upon conversion of the Warrants, upon any breach or default of Borrower under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

                  11.7 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH

THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, OR SUCH EXEMPTION BEING AVAILABLE.

                  11.8 Expenses. Borrower and Lenders shall bear their own expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby.

                  11.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

                  11.10 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         IN WITNESS WHEREOF, the parties have duly executed this Loan Agreement on the day and year first above written.



BORROWER:                         PROBUSINESS, INC.
                                  a California corporation


                                  By:_________________________________________
                                      Thomas H. Sinton,
                                      President and Chief Executive Officer

                                PROBUSINESS INC.
                                 LOAN AGREEMENT

                             LENDER'S SIGNATURE PAGE




                                             -----------------------------------
                                                  (Printed Name of Lender)


                                             -----------------------------------
                                                  (Signature)


                                             -----------------------------------
                                                  (Title, if Applicable)

                                PROBUSINESS, INC.

                               FIRST AMENDMENT TO
                                 LOAN AGREEMENT


         This FIRST AMENDMENT to that certain Loan Agreement dated as of October 20, 1995 (the "Agreement") is made as of December 12, 1995 (the "First Amendment"), by an among ProBusiness, Inc, a California corporation ("Borrower") with its principal office at 5934 Gibraltar Drive, Pleasanton, California 94588, each of the persons listed in Exhibit A to the Agreement (collectively referred to herein as the "Original Lenders") and each of the persons listed in Exhibit A attached hereto (collectively referred to herein as "Additional Lenders"). The Original Lenders and the Additional Lenders shall collectively be referred to herein as "Lenders".


                                    RECITALS

         WHEREAS, the Original Lenders possess certain rights under the Agreement;

         WHEREAS, Section 11.4 of the Agreement provides that the Agreement may be amended, waived, discharged or terminated, on behalf of all holders, upon the written consent of the Borrower and holders of a majority of the Notes (as defined in the Agreement) purchased under the Agreement;

         WHEREAS, the Agreement provided for the authorization of up to an aggregate principal amount of $2,500,000 of Notes with an interest rate of eight percent (8%) per annum and Warrants (as defined in the Agreement) to purchase up to 78,715 shares of the Borrower's Series E Preferred Stock in one or more closings;

         WHEREAS, the Borrower issued $1,100,000 of the Notes and Warrants to purchase 34,630 shares of the Borrower's Series E Preferred Stock on October 20, 1995 to the Original Lenders and the Borrower and the Original Lenders wish to amend the Agreement to provide for the issuance of an additional $2,900,000 principal amount of the Notes and Warrants to purchase up to an additional 91,309 shares of Series E Preferred Stock to the Additional Purchasers on the same terms and conditions as set forth in the Agreement for an aggregate total principal amount of the Notes issued of $4,000,000 and Warrants to purchase up to an aggregate total of 125,939 of the Borrower's Series E Preferred Stock;

         WHEREAS, the Borrower, the Original Lenders and the Additional Lenders wish to amend the expiration date of the Warrants issued to the Original Lenders and the Warrants to be issued to the Additional Lenders hereunder to be substantially as set forth in Exhibits C-1 and C-2 attached hereto;

         WHEREAS, the Borrower, the Original Lenders and the Additional Lenders wish to amend the Notes issued to the Original Lenders and the Notes to be issued to the Additional Lenders hereunder in Exhibits B-1 and B-2 to be substantially as set forth to provide for early repayment of the Note at the option of the Borrower the earlier of one year from the date of the Loan Agreement or an initial public offering of the Borrower;

         WHEREAS, the Board of Directors (the "Board") and shareholders of the Borrower have amended the Borrower's Bylaws to change the size of the Board and the Board has appointed John M. Duff, Jr. to fill a vacancy on the Board resulting from such Bylaw amendment;

         WHEREAS, the Borrower has authorized this First Amendment providing for the sale and issuance of an additional $2,900,000 principal amount of the Notes and Warrants to purchase up to an additional 91,309 shares of the Series E Preferred Stock at an additional closing or closings;

         WHEREAS, Additional Lenders desire to purchase the Additional Notes (as defined below) and Additional Warrants (as defined below) on the terms and conditions set forth herein; and

         WHEREAS, the Borrower desires to issue and sell the Additional Notes and Additional Warrants to the Additional Lenders on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

         12.      Debt Financing.

                  a. Promissory Notes. Each Additional Lender severally agrees to make available to Borrower on the closing date the principal amount set forth opposite such Additional Lender's name in Exhibit A attached hereto to be evidenced by a promissory note (collectively, the "Additional Notes") the form of which is attached hereto as Exhibit B-1, for up to a total principal amount to be made available to Borrower by all Additional Lenders of up to $2,900,000 and for up to a total aggregate principal amount to be made available to Borrower by all Lenders of up to $4,000,000. The Additional Notes shall be issued on the same terms and conditions as the Notes issued pursuant to the Agreement, the form of which is substantially as set forth in Exhibit B-1 attached hereto.

                  b. Payments. All payments to Additional Lenders shall be payable at Additional Lenders' address, set forth in Exhibit A attached hereto, or at such other place or places as Additional Lenders may designate from time to time in writing to Borrower.

         13. Warrants to Purchase Series E Preferred Stock. Subject to the terms and conditions hereinafter set forth (including without limitation Section
7.11 below) and in consideration of a purchase price of $1.00, Borrower shall issue a warrant ("Additional Warrant") to each Additional Lender, entitling each Additional Lender, upon surrender of the Additional Warrant at the principal office of Borrower (or at such other place as Borrower shall notify Additional Lender hereof in writing), to purchase from Borrower the value of fully paid and nonassessable shares of Series E Preferred Stock of Borrower as is equal to twenty-five percent (25%) of the principal amount of each Additional Note held by such Additional Lender under this First Amendment at an exercise price of $7.94 per share of Series E Preferred Stock, all as set forth in the form of Additional Warrant attached hereto as Exhibit C-1. Each Additional Warrant shall be subject to antidilution price protection, net exercise provisions and registration rights and shall be substantially in the form set forth in Exhibit C-1, attached hereto and made a part hereof.

         14.      Closing Date; Delivery.

                  a. Closing Date. The closing of the execution of this First Amendment and the issuance of the Additional Notes and Additional Warrants hereunder shall be held at the offices of Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304-1050 at 5:00 p.m., local time, on December 12, 1995 (the "Second Closing") or at such other time and place upon which Borrower and Additional Lenders shall agree (the date of the Second Closing is hereinafter referred to as the "Second Closing Date").

                  b. Delivery. At the Second Closing, Borrower will deliver to each Additional Lender an executed counterpart of this First Amendment together with an Additional Note and Additional Warrant issued in such Additional Lender's name, evidencing the principal amount borrowed from such Additional Lender by Borrower and the number of shares of Series E Preferred Stock to be issued to Additional Lender upon exercise of the Additional Warrant as set forth beside such Additional Lender's name on Exhibit A attached hereto, against delivery of an executed counterpart of this First Amendment, together with payment of the principal amount plus $1.00, the purchase price of the Additional Warrant, by check payable to Borrower or wire transfer per Borrower's instructions.

                  c. Subsequent Closings. If less than $4,000,000 is made available to Borrower by Lenders on the Closing Date (as defined in the Agreement) and Second Closing Date, then, subject to the terms and conditions of the Agreement Borrower may issue additional Notes at subsequent closings evidencing up to the principal balance amount of the $4,000,000 not made available to Borrower by Lenders and Warrant to such persons as Borrower may determine with the same terms and conditions as the Notes and Warrant issued pursuant to the Agreement. Any such issuance shall be on the same terms and conditions as those contained in the Agreement and such persons shall become parties to the Agreement and that certain Registration Rights Agreement dated as of December 1, 1989 as amended (the "Registration Rights Agreement") and shall have the rights and obligations of the Lenders as defined thereunder, subject to the Seventeenth Amendment to the Registration Rights Agreement (the "Seventeenth Amendment") attached hereto as Exhibit D. A copy of the Registration Rights Agreement is attached hereto as Exhibit E.

                  d. Rights and Obligations of Borrower, the Original Lenders and the Additional Lenders. Concurrently with the execution of this First Amendment, the Additional Lenders shall execute counterpart signature pages to the Seventeenth Amendment. The Additional Lenders shall be entitled to the rights, and be subject to the obligations, applicable to the Original Lenders contained in the Agreement and the Registration Rights Agreement as if the Additional Lenders had purchased the Additional Notes and Additional Warrants pursuant to the Agreement. Without limiting the generality of the foregoing, the Additional Lenders shall be considered "Lenders" as defined in the Agreement, the Additional Notes and Additional Warrants shall be considered "Notes" and "Warrants", respectively as defined in the Agreement and the Series E Preferred Stock to be issued upon the exercise of the Additional Warrants and the Common Stock to be issued upon the Conversion of such Series E Preferred Stock (the "Additional Underlying Securities") shall be considered "Underlying Securities" as defined in the Agreement. Further, the definitions of the "Agreement" and "Bylaws" in the Agreement shall include the First Amendment and the Exhibits attached thereto, and all amendments to the Bylaws as of the date hereof, respectively.

         15.      Disclosure; Capitalization.

                  a. Disclosure. Each Additional Lender hereby acknowledges receipt of the Borrower's audited financial statements for the twelve-month period ended June 30, 1995 (the "Financial Statements"). The Company affirms to the Additional Lenders that:

                           i.       The representations and warranties of the
Company set forth in Section 4 of the Agreement were true and accurate when made; and

                           ii.      Those representations and warranties are
incorporated herein by this reference and made a part hereof, and remain true and accurate in all material respects as of the date hereof and as of the Second Closing Date, except as otherwise set forth below.

                  b. Capitalization. The authorized capital stock of Borrower consists of 20,000,000 shares of Common Stock, par value $.01 per share 244,679 of which are issued and outstanding as of the Closing Date and 6,000,000 share of Preferred Stock with par value, $.01 per share (the "Preferred"), 1,500,000 of which have been designated Series A Preferred Stock (the "Series A Preferred"), of which 920,000 are issued and outstanding as of the Closing Date, 1,500,000 of which have been designated Series B Preferred Stock (the "Series B Preferred"), of which 919,400 are issued and outstanding as of the Closing Date, 1,500,000 of which have been designated Series C Preferred Stock (the "Series C Preferred"), of which 260,785 are issued and outstanding as of the Closing Date, 500,000 which have been designated Series D Preferred Stock (the "Series D Preferred"), of which 300,000 are issued and outstanding as of the closing date, and 500,000 of which have been designated Series E Preferred Stock (the "Series E Preferred"), 213,116 of which are issued and outstanding immediately before the Closing Date. No other series of Preferred Stock has been designated. The outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable. The Borrower has reserved 125,939 shares of Series E Preferred for issuance upon the exercise of Warrants pursuant to the Agreement, 251,878 shares of Common Stock for issuance upon conversion of the Series E Preferred to be issued upon the exercise of such Warrants, 9,446 shares of Series E Preferred Stock for issuance upon the exercise of a warrant issued to Silicon Valley Bank ("SVB"), 18,892 shares of Common Stock for issuance upon the conversion of the Series E Preferred to be issued upon the exercise of SVB's warrant, 426,232 shares of Common Stock for issuance upon the conversion of the outstanding Series E Preferred, 600,000 shares of Common Stock for issuance upon the conversion of the Series D Preferred, 521,570 shares of Common Stock for issuance upon conversion of the Series C Preferred, 1,838,800 shares of Common Stock for issuance upon conversion of the Series B Preferred, 1,840,000 shares of Common Stock for issuance upon conversion of the Series A Preferred, and 862,146 shares of Common Stock for issuance upon exercise of options granted and 465,184 shares of Common Stock for issuance upon exercise of options not yet granted under Borrower's 1989 Stock Option Plan, as amended. The Series E Preferred Stock to be issued upon the exercise of the Warrants hereunder shall have the rights, privileges and restrictions set forth in Borrowers Articles of Incorporation, as amended, (the "Articles"). Other than options granted or to be granted pursuant to Borrower's 1989 Stock Option Plan, as amended, Warrants to purchase 34,630 shares of the Borrower's Series E Preferred Stock issued to the Original Lenders and a warrant issued to SVB, there are no options, warrants or other rights, including convertible debentures or notes, granted or issued by or binding upon Borrower to purchase any of Borrower's authorized and unissued Common Stock or Preferred Stock.

                  c. Brokers or Finders; Other Offers. Borrower has not incurred, and will not incur, directly or indirectly, as a result of any action taken by Borrower, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement, except with respect to certain Additional Lenders, the Borrower will issue a Warrant to Duff, Ackerman, Goodrich & Associates, L.P. to purchase 1,599 shares of Borrower's Series E Preferred Stock on the same terms and conditions as set forth in the Agreement and as provided for in Section 7.11 below and such Additional Lenders will pay an amount equal to two percent of the principal amount set forth opposite their name to such firm.

                  d. No Material Liabilities. Borrower has no material liabilities or obligations, other than: (a) liabilities and obligations disclosed in the Financial Statements (including, without limitation, Borrower's borrowings pursuant to the Loan Agreement between Borrower and Silicon Valley Bank dated January 13, 1995 for up to a maximum principal amount of $1,500,000);
(b) liabilities incurred in the ordinary course of business; (c) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements; (d) leases for operating headquarters and branches of Borrower; (e) liabilities and obligations pursuant to the Agreement for up to a maximum principal amount of $1,100,000 of Notes issued to the Original Purchasers; and (f) any other obligations which are not in any case material to the financial condition or operating results of Borrower.

         16. Representations and Warranties of Additional Lenders. Each Additional Lender acknowledges that such Additional Lender has reviewed the representations and warranties set forth in Sections 5 and 8.1 of the Agreement and agrees with Borrower that such representations and warranties, which are incorporated herein by this reference and made a part hereof, are true and correct as of the date hereof as they relate to the purchase of any of the Additional Notes, Additional Warrants or Additional Underlying Securities by such Additional Lender hereunder except as follows:.

                  a. Brokers or Finders; Other Offers. Additional Lender has not incurred, and will not incur, directly or indirectly, as a result of any action taken by Additional Lender, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement, except with respect to certain Additional Lenders, the Borrower will issue a Warrant to Duff, Ackerman, Goodrich & Associates, L.P. to purchase 1,599 shares of Borrower's Series E Preferred Stock on the same terms and conditions as set forth in the Agreement and as provided for in Section 7.11 below and such Additional Lenders will pay an amount equal to two percent of the principal amount set forth opposite their name to such firm.

         17. Events of Default; Remedies. The terms and provisions set forth in Section 6 of the Agreement are incorporated herein by this reference and made a part hereof.

         18. Conditions to Closing of Lenders. Additional Lenders' obligations to purchase the Additional Notes, Additional Warrants and Additional Underlying Securities issuable upon conversion of the Additional Warrants at the Second Closing and the Original Lenders' obligations to amend the Agreement are, at the option of Additional Lenders and Original Lenders, subject to the fulfillment of the following conditions:

                  a. Representations and Warranties Correct. The representations and warranties made by Borrower in Section 4 hereof shall be true and correct in all material respects as of the Closing Date.

                  b. Covenants. All covenants, agreements and conditions contained in this First Amendment to be performed by Borrower on or prior to the Second Closing Date shall have been performed or complied with in all material respects.

                  c. Compliance Certificate. Borrower shall have delivered to Additional Lenders a certificate of Borrower in the form of Exhibit G hereto, executed by the President of Borrower, dated the Second Closing Date, and certifying, among other things, to the fulfillment of the conditions specified in Sections 7.1 and 7.2 of this First Amendment.

                  d. Opinion of Borrower's Counsel. Additional Lenders shall have received from Wilson Sonsini Goodrich & Rosati, P.C., counsel to Borrower, an opinion addressed to Lenders, dated the Second Closing Date, in substantially the form attached as Exhibit H.

                  e. Blue Sky. Borrower shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Additional Notes, Additional Warrants or Additional Underlying Securities issuable upon conversion of the Additional Warrants.

                  f. Legal Matters. All material matters of a legal nature that pertain to this First Amendment and the transactions contemplated hereby, shall have been reasonably approved by special counsel to Additional Lenders.

                  g. Board of Directors. The Board of Directors of Borrower shall consist of the following persons: Thomas Sinton, Jane Sinton, Michael Hughes, Thomas Roddy, Victor Long and John M. Duff, Jr.

                  h. Registration Rights Agreement. Borrower, and each Additional Lender and Duff, Ackerman, Goodrich & Associates shall have entered into the Seventeenth Amendment to Registration Rights Agreement in substantially the form attached hereto as Exhibit D.

                  i. Promissory Notes. Borrower shall have executed and delivered an Additional Note to each Additional Lender evidencing the principal amount borrowed by Borrower from Additional Lender, in the form substantially as set forth in Exhibit B-1 hereto. Borrower shall have executed and delivered to each Original Lender an Amendment to Note in the Form substantially as set forth in Exhibit B-2.

                  j. Warrants. Subject to Section 7.11 below, Borrower shall have executed and delivered to each Additional Lender an Additional Warrant subject to the terms and provisions set forth in Section 2 hereof and in the form substantially as set forth in Exhibit C-1 attached hereto and Borrower shall have executed and delivered to each Original Lender an Amendment to Warrant in the form substantially as set forth in Exhibit C-2 attached hereto.

                  k. Warrants to Duff, Ackerman, Goodrich & Associates, L.P.. Borrower shall execute and deliver a Warrant subject to the terms and provisions set forth in Section 2 hereof and in the form substantially as set forth in Exhibit C-1 attached hereto, to Duff, Ackerman, Goodrich & Associates, L.P. to purchase 1,599 shares of Borrower's Series E Preferred Stock. Such Warrant shall be delivered to Duff, Ackerman, Goodrich & Associates, L.P. at its headquarters located at Two Embarcadero Center, Suite 2930, San Francisco, California 94111, Attention: John M. Duff, Jr. As a result of the issuance of such Warrant, the number of shares of Series E Preferred Stock issuable upon the exercise of Additional Warrants issued to certain Additional Lenders shall be reduced by ten percent as indicated on Exhibit A attached hereto.

                  l. Amendment to Bylaws. The Board of Directors and shareholders of Borrower shall have amended the Bylaws of Borrower to provide for a change in the size of the Board in the form substantially as set forth in
Exhibit I attached hereto.

         19. Conditions to Closing of Borrower. Borrower's obligation to sell and issue the Additional Notes, Additional Warrants or Additional Underlying Securities issuable upon conversion of the Additional Warrants pursuant to this First Amendment and to amend the Agreement is, at the option of Borrower, subject to the fulfillment as of the Second Closing Date of the following conditions:

                  a. Representations and Warranties. The representations and warranties made by Additional Lenders in Section 5 hereof shall be true and correct when made, and shall be true and correct on the Second Closing Date.

                  b. Blue Sky. Borrower shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Additional Notes, Additional Warrants or Additional Underlying Securities issuable upon conversion of the Additional Warrants.

                  c. Legal Matters. All material matters of a legal nature that pertain to this First Amendment and the transactions contemplated hereby, shall have been reasonably approved by counsel to Borrower. At the time of the Second Closing, the purchase of the Additional Notes, Additional Warrants or Additional Underlying Securities issuable upon conversion of the Additional

Warrants shall be legally permitted by all laws and regulations to which each Lender and Borrower are subject.

                  d. Board and Shareholder Approval. All approvals of Borrower's Board of Directors and shareholders necessary for performance of the transactions contemplated by this First Amendment shall have been obtained.

                  e. Registration Rights Agreements. Borrower, each Additional Lender and Duff, Ackerman, Goodrich & Associates, L.P. shall have entered into the Seventeenth Amendment to Registration Rights Agreement in substantially the form attached hereto as Exhibit D.

         20. Affirmative Covenants of Borrower and Lenders. The covenants of Borrower and Lenders set forth in Section 9 of the Agreement are incorporated herein by this reference and made a part hereof, to the effect that each Additional Lender has all the rights and obligations of a Lender under such provisions with respect to the Additional Notes, Additional Warrants or Additional Underlying Securities acquired hereby, except for Section 9.1(c) which is amended in full as follows:

                           "(c)     So long as such Lender holds any Notes, as
soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of Borrower and in any event within 60 days thereafter, unaudited consolidated statements of income and consolidated statements of changes in financial condition of Borrower and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception of footnotes, all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial or accounting officer of Borrower."

         21. Subordination. To the extent there is any conflict between the provisions of this Section 10 and the other provisions of this First Amendment, the provisions of this Section 10 shall control.

                  i. Each Lender hereby subordinates to Silicon Valley Bank ("Bank") any security interest or lien that Lender may have or in the future obtain in any property of Borrower. Notwithstanding any respective dates of attachment or perfection of the security interest of Lender and the security interest of Bank, the security interest of Bank in the property of Borrower shall at all times be prior to the security interest of Lender.

                  ii. All indebtedness hereunder (the "Subordinated Debt") is subordinated in right of payment to all obligations of Borrower to Bank now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys' fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding (the "Senior Debt").

                  iii. Lender will not demand or receive from Borrower (and Borrower will not pay to Lender) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Lender exercise any remedy with respect to any of Bank's collateral, nor will

Lender commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, for so long as any portion of the Senior Debt remains outstanding. The foregoing notwithstanding, Lender shall be entitled to receive each regularly scheduled payment of interest that constitutes Subordinated Debt, provided that an event of default, as defined in the financing agreements between Borrower and Bank, has not occurred and is not continuing and would not exist immediately after such payment.

                  iv. Lender shall promptly deliver to Bank in the form received (except for endorsement or assignment by Lender where required by Bank) for application to the Senior Debt any payment, distribution, security or proceeds received by Lender with respect to the Subordinated Debt other than in accordance with this Section 10.

                  v. In the event of Borrower's insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, the provisions of this Section 10 shall remain in full force and effect, and Bank's claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to Lender.

                  vi. For so long as any of the Senior Debt remains unpaid, Lender irrevocably appoints Bank as Lender's attorney-in-fact, and grants to Bank a power of attorney with full power of substitution, in the name of Lender or in the name of Bank, for the use and benefit of Bank, without notice to Lender, to perform at Bank's option the following acts in any bankruptcy, insolvency or similar proceeding involving Borrower:

                           (1)      To file the appropriate claim or claims in
respect of the Subordinated Debt on behalf of Lender if Lender does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Bank elects, in its sole discretion, to file such claim or claims; and

                           (2)      To accept or reject any plan of
reorganization or arrangement on behalf of Lender and to otherwise vote Lender's claims in respect of any Subordinated Debt in any manner that Bank deems appropriate for the enforcement of its rights hereunder.

                  vii. This Section 10 shall remain effective for so long as Borrower owes any amounts to Bank. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Bank for any reason (including, without limitation, the bankruptcy of Borrower), this Section 10 and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Lender shall immediately pay over to Bank all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Lender, Bank may take such actions with respect to the Senior Debt as Bank, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect Bank's rights hereunder. Lender waives the benefits, if any, of California Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850,
2899 and 3433.

                  viii. The provisions of this Section 10 shall bind any successors or assignees of Lender and shall benefit any successors or assigns of Bank, and, if Borrower refinances a portion of the Senior Debt with a new lender, such new lender shall be deemed a successor of Bank for the purposes of this Section 10. This Section 10 is solely for the benefit of Lender and Bank and not for the benefit of Borrower or any other party.

                  ix. The provisions of this Section 10 may be amended only by written instrument signed by Lender and Bank.

                  x. In the event of any legal action to enforce the rights of a party under this Section 10, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys' fees, incurred in such action.

         22.      Miscellaneous.

                  a. Incorporation by References. The provisions set forth in Section 11 of the Agreement are incorporated herein by this reference and made a part hereof.

                  b. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to an Additional Lender, to such Additional Lender's address set forth in Exhibit A, or at such other address and the Additional Lender shall have furnished to Borrower in writing, (b) if to any other holder of any Notes, Additional Warrants or Additional Underlying Securities issuable upon conversion of the Additional Warrants, at such address as holder shall have furnished Borrower in writing, or, until any such holder so furnishes an address to Borrower, then to and at the addresses of the last holder of such Additional Notes, Additional Warrants or Additional Underlying Securities issuable upon conversion of the Additional Warrants who has so furnished an address to Borrower, or (c) if to Borrower, one copy should be sent to its address set forth at the beginning of this First Amendment and addressed to the attention of the President of Borrower, or at such other address as Borrower shall have furnished to the Additional Lenders or (d) if to an Original Lender, as provided in Section 11.5 to the Agreement.

                  Each such notice or other communication shall for all purposes of this First Amendment be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

                  c. California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE

ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, OR SUCH EXEMPTION BEING AVAILABLE.

         IN WITNESS WHEREOF, the parties have duly executed this First Amendment to the Loan Agreement on the day and year first above written.



BORROWER:                         PROBUSINESS, INC.
                                  a California corporation


                                  By:_________________________________________
                                      Thomas H. Sinton,
                                      President and Chief Executive Officer

                                PROBUSINESS, INC.
                               FIRST AMENDMENT TO
                               THE LOAN AGREEMENT

                        ORIGINAL LENDER'S SIGNATURE PAGE



                                             -----------------------------------
                                                  (Printed Name of Lender)


                                             -----------------------------------
                                                  (Signature)


                                             -----------------------------------
                                                  (Title, if Applicable)

                                PROBUSINESS, INC.
                               FIRST AMENDMENT TO
                               THE LOAN AGREEMENT

                       ADDITIONAL LENDER'S SIGNATURE PAGE



                                             -----------------------------------
                                                  (Printed Name of Lender)


                                             -----------------------------------
                                                  (Signature)


                                             -----------------------------------
                                                  (Title, if Applicable)